UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2025
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Skyward Specialty Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-41591 (Commission File Number)	14-1957288 (I.R.S. Employer Identification Number)
800 Gessner Road, Suite 600 Houston, Texas		77024-4284
(Address of principal executive offices and zip code)		(Zip Code)
(713) 935-4800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	SKWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition
On October 29, 2025, Skyward Specialty Insurance Group, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter and fiscal period ended September 30, 2025. The press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference in this Item 2.02.
As provided in General Instruction B.2 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
Statements made in this Current Report on Form 8-K, other than those concerning historical information, should be considered forward-looking statements pursuant to the safe harbor provisions of the Securities Exchange Act of 1934 and the Private Securities Litigation Act of 1995. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this report was prepared. These statements can be identified by the use of words like “expect,” “anticipate,” “estimate,” and “believe,” variations of these words and other similar expressions. Readers should not place undue reliance on forward-looking statements as a number of important factors could cause actual results to differ materially from those in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in interest rate environment, management’s business strategy, national, regional, and local market conditions and legislative and regulatory conditions.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated October 29, 2025
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWARD SPECIALTY INSURANCE GROUP, INC.

Date:	October 29, 2025	/s/ Mark Haushill
Mark Haushill
Chief Financial Officer